UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                        May 19, 2003

                CARPENTER TECHNOLOGY CORPORATION
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      (Exact name of registrant as specified in its charter)

 Delaware                 1-5828               23-0458500
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(State or other          (Commission          (IRS Employer
jurisdiction of          File Number)           Ident. No.)
incorporation)

1047 North Park Road, Wyomissing, Pennsylvania        19610-1339
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(Address of principal executive offices)              (Zip Code)

(610) 208-2000
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Registrant's telephone number, including area code

N/A
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(Former name or former address, if changed since last report.

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Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1  Press Release, dated May 20, 2003, of
                Carpenter Technology Corporation

Item 9.  Regulation FD Disclosure

      The Company's press release dated May 20, 2003, is attached hereto as Exhibit 99.1 and incorporated by reference.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CARPENTER TECHNOLOGY CORPORATION

Dated:  May 20, 2003           /s/ Jaime Vasquez
                               --------------------------------
                               Jaime Vasquez
                               Vice President and Treasurer


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                        EXHIBIT INDEX

Exhibit
Number
-------

99.1   Press Release, dated May 20, 2003, of Carpenter
       Technology Corporation.







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